                         EXHIBIT 4.2

        Forms of Option and Restricted Stock Agreements for Employees and Directors under the Plan

          Haven Bancorp, Inc. 1996 Stock Incentive Plan
              Restricted Stock Agreement (Director)


____________________________________          _____-____-_____
      Name of Award Recipient               Social Security Number

_______________________________________________________________
                         Street Address

_______________________________   _________________   _________
             City                       State         ZIP Code

This Restricted Stock Agreement is intended to set forth the terms and conditions on which an Award of Restricted Stock has been granted under the Haven Bancorp, Inc. 1996 Stock Incentive Plan. Set forth below are the specific terms and conditions applicable to this Restricted Stock Award. Attached as Appendix A are the general terms and conditions of this Restricted Stock Award.

          Restricted Stock Terms
               Grant Date                         4/24/96
               Class of Shares Awarded*           Common
               Number of Shares Awarded*           247
               Vesting Date*                     10/24/96

* Subject to adjustment as provided in the Plan and the General
Terms and Conditions set forth in Appendix A.

By signing where indicated below, Haven grants this Restricted Stock Award upon the terms and conditions specified in this Restricted Stock Agreement, and the Award Recipient acknowledges receipt of this Restricted Stock Agreement, including Appendix A, and agrees to observe and be bound by the terms and conditions set forth herein.

HAVEN BANCORP, INC.                     AWARD RECIPIENT


By ____________________________         _________________________
   Name:                                  Date:
   Title:
_________________________________________________________________

Instructions: This page should be completed by or on behalf of the Committee or the Administrator. Any blank space intentionally left blank should be crossed out. A Restricted Stock Award consists of a number of Shares of Restricted Stock with uniform terms and conditions. Where Awards are granted on the same date with varying terms and conditions (for example, varying vesting dates), the Awards should be recorded as a series of grants each with its own uniform terms and conditions.

                                                       APPENDIX A
          Haven Bancorp, Inc. 1996 Stock Incentive Plan
              Restricted Stock Agreement (Director)

                  General Terms and Conditions


Section 1. Ownership of Shares. A stock certificate or stock certificates evidencing the Shares of Restricted Stock granted hereunder shall be registered on Haven's books in the name of the Award Recipient as of the Award Date and shall bear a legend restricting the transferability of such certificate or certificates and referring to the terms, conditions and other restrictions, including forfeiture, applicable to such Restricted Stock.
Physical possession or custody of such certificates shall be retained by Haven until such time as such Restricted Stock becomes vested, at which time such Restricted Stock will be distributed to the Award Recipient.

Section 2. Vesting. The Shares of Restricted Stock shall become vested and available for distribution to the Award Recipient as of the specified Vesting Date; provided, however, that in the event that an Award Recipient granted Restricted Stock hereunder ceases to be an Eligible Individual due to Retirement prior to a Vesting Date, any Restricted Stock granted to such Award Recipient that has not previously become vested shall be deemed vested as of the date of such Award Recipient's Retirement; and further provided, that if, following a Change in Control, an Award Recipient granted Restricted Stock hereunder ceases to be an Eligible Individual prior to a Vesting Date for any reason, other than for cause, any Restricted Stock granted to such Award Recipient that has not previously become vested shall be deemed vested as of the date such Award Recipient ceases to be an Eligible Director.

Section 3. Forfeitures. In the event that an Award Recipient ceases to be an Eligible Individual prior to a Vesting Date for any reason other than a termination of service following a Change in Control or Retirement, any Restricted Stock granted to such Award Recipient that has not previously become vested shall be forfeited. Following such a forfeiture, the Award Recipient will have no rights whatsoever with respect to the Restricted Stock forfeited.

Section 4. Dividends. Any cash dividends declared and paid with respect to Restricted Stock granted hereunder that has not been forfeited, regardless of whether such Restricted Stock is vested pursuant to section 2 of this Agreement, shall be immediately paid to the Award Recipient. Any stock dividends declared and paid with respect to Restricted Stock not forfeited, regardless of whether such Restricted Stock is vested pursuant to section 2 of this Agreement, shall be allocated to the Award Recipient and such stock dividends shall be subject to such restrictions and shall become vested under the same terms and conditions as the Shares of Restricted Stock to which they pertain.

Section 5. Voting Rights. The Award Recipient shall have the exclusive right to direct the manner in which all voting rights appurtenant to Restricted Stock not forfeited will be exercised while such Restricted Stock is not yet vested. Such a direction shall be given by completing and filing a written direction, in the form and manner prescribed by the Committee or Administrator, with such person as the Committee or Administrator shall designate, at least 10 days prior to the date of the meeting of holders of Shares at which such voting rights will be exercised.

Section 6. Distribution Upon Vesting. As soon as practicable following the date any Shares of Restricted Stock granted hereunder become vested pursuant to section 2 of this Agreement, Haven will issue to the Award Recipient, or his or her Beneficiary entitled to such Restricted Stock, a stock certificate evidencing ownership of the Shares. Any additional Shares attributable to stock dividends paid with respect to the Restricted Stock then being distributed pursuant to this section 6 shall also be distributed and shall be evidenced by such stock certificate.

Section 7. Registration of Shares. Haven's obligation to deliver Shares pursuant to this Agreement shall, if the Committee or Administrator so requests, be conditioned upon the receipt of a representation as to the investment intention of the Award Recipient or his or her Beneficiary to whom such Shares are to be delivered, in such form as the Committee or Administrator shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. Haven shall not be required to deliver any Shares under the Plan prior to
(a) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (b) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee or Administrator shall determine to be necessary or advisable.

Section 8. No Right to Continued Employment. Nothing in this Agreement, nor any action of the Board or Committee or Administrator with respect to this Agreement, shall be held or construed to confer upon the Award Recipient any right to a continuation of employment by the Corporation. The Award Recipient may be dismissed or otherwise dealt with as though this Agreement had not been entered into.

Section 9. Notices. Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is personally delivered or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other:

     (a)  If to the Committee or Administrator:

          Haven Bancorp, Inc.
          93-22 Jamaica Avenue
          Woodhaven, New York  11421

          Attention:  Administrator of Haven Bancorp, Inc.
                      1996 Stock Incentive Plan

     (b) If to the Award Recipient, to his or her address as shown in the Corporation's personnel records.

Section 10. No Assignment. Prior to vesting, the Restricted Stock granted hereunder shall not be subject in any manner to anticipation, alienation or assignment, nor shall such Restricted Stock be liable for or subject to debts, contracts, liabilities, engagements or torts, nor shall it be transferable by the Award Recipient other than by will or by the laws of descent and distribution. During the Award Recipient's lifetime, the Restricted Stock shall be distributable only to the Award Recipient. This section 10 shall not prohibit the Option Holder from designating, in the form attached hereto as Appendix B, a beneficiary or beneficiaries to receive his Restricted Stock in the event of his death prior to vesting and distribution.

Section 11. Successors and Assigns. This Agreement shall inure to the benefit of and shall be binding upon Haven and the Award
Recipient and their respective heirs, successors and assigns.

Section 12. Construction of Language. Whenever appropriate in this Agreement, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to a section shall be a reference to a section of this Agreement, unless the context clearly indicates otherwise. Capitalized terms not specifically defined herein shall have the meanings assigned to them under the Plan.

Section 13. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of New York without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by the federal laws of the United States of America.

Section 14. Amendment. This Agreement may be amended, in whole or in part and in any manner not inconsistent with the provisions of the Plan, at any time and from time to time, by written agreement between the Award Recipient and Haven.

Section 15. Plan Provisions Control. This Agreement, and the rights and obligations created hereunder, shall be subject to all of the terms and conditions of the Plan. In the event of any conflict between the provisions of the Plan and the provisions of this Agreement, the terms of the Plan, which are incorporated herein by reference, shall control. By signing this Agreement, the Award Recipient acknowledges receipt of a copy of the Plan.

Section 16. Legal Matters. The Award made to the Award Recipient is a form of contingent compensation that involves publicly traded securities. As such, there are certain federal, state and local tax and securities laws that may apply. In particular, the Award Recipient may be liable for the payment of federal, state and local income taxes with respect to the value of the Shares of Restricted Stock granted or distributed to the Award Recipient under the Plan; the Award Recipient may have to report beneficial ownership of such Shares (even while held by Haven) to the appropriate securities regulators; and acceptance of legal ownership of such Shares or subsequent disposition of them may be subject to limitations under applicable securities laws. The Award Recipient should consult with, and rely upon, his or her own legal counsel regarding the application of such laws.

Section 17. Acceptance by the Award Recipient. By executing this Agreement and returning a fully executed copy hereof to the Committee or Administrator at the address specified in section 9, the Award Recipient signifies acceptance of the terms and conditions of this Award. If a fully executed copy of this Agreement is not received by the Committee or Administrator within forty-five (45) days after the later of the Grant Date or the date this Agreement is received by the Award Recipient, the Committee may revoke the Award, and thereby avoid all obligations hereunder.

          Haven Bancorp, Inc. 1996 Stock Incentive Plan
         Non-Qualified Stock Option Agreement (Director)

__________________________________      _____-____-_____
      Name of Option Holder           Social Security Number

________________________________________________________
                    Street Address

_________________________    _______________    ________
          City                    State         ZIP Code

This Non-Qualified Stock Option Agreement is intended to set forth the terms and conditions on which a Non-Qualified Stock Option has been granted under the Haven Bancorp, Inc. 1996 Stock Incentive Plan. Set forth below are the specific terms and conditions applicable to this Non-Qualified Stock Option. Attached as Appendix A are the general terms and conditions of this Non-Qualified Stock Option.

     Option Terms                (A)       (B)       (C)
Grant Date                     4/24/96   4/24/96   4/24/96
Class of Optioned Shares*      Common    Common    Common
No. of Optioned Shares*        2,000     2,000     2,000
Exercise Price Per Share*      $24.2795  $24.2795  $24.2795
Vesting Date*                  4/24/97   4/24/98   4/24/99
Exercise Period Expiration*    4/23/06   4/23/06   4/23/06

* Subject to adjustment as provided in the Plan and the General
Terms and Conditions set forth in Appendix A.

By signing where indicated below, Haven grants this Non-Qualified Stock Option upon the terms and conditions specified in this Non-Qualified Stock Option Agreement, and the Option Holder acknowledges receipt of this Non-Qualified Stock Option Agreement, including Appendix A, and agrees to observe and be bound by the terms and conditions set forth herein.

HAVEN BANCORP, INC.                 OPTION HOLDER

By ___________________________      ___________________________
      Name:                               Date:
      Title:

Instructions: This page should be completed by or on behalf of the Committee or the Administrator. Any blank space intentionally left blank should be crossed out. An Option consists of a number of Optioned Shares with uniform terms and conditions. Where Options are granted on the same date with varying terms and conditions (for example, varying exercise prices or vesting dates), the Options should be recorded as a series of grants each with its own uniform terms and conditions.

                                                       Appendix A
          Haven Bancorp, Inc. 1996 Stock Incentive Plan
         Non-Qualified Stock Option Agreement (Director)

                  General Terms and Conditions

Section 1. Non-Qualified Stock Option. Haven does not intend the Option evidenced hereby to be an "incentive stock option" within the meaning of section 422 of the Internal Revenue Code of 1986
("Code").

Section 2. Exercise Period. Subject to the vesting requirements of Section 3, the Option Holder shall have the right to purchase all or any portion of the Optioned Shares at any time during the period ("Exercise Period") commencing on the first anniversary of the Grant Date and ending on the earliest to occur of the following dates:

     (a) the last day of the ten-year period commencing on the date first above written;

     (b) the last day of the one-year period commencing on the date the Option Holder ceases to be an Eligible Individual other than due to termination for cause; and

     (c)  the date the Option Holder ceases to be an Eligible
Individual due to a termination for cause;

provided, however, that in the event of the Option Holder's normal or early retirement under the Corporation's tax-qualified retirement plan ("Retirement") prior to the commencement of the Exercise Period, the Exercise Period shall automatically commence as of the effective date of such Retirement; and provided further, that in the event of a Change in Control prior to the commencement of the Exercise Period, the Exercise Period shall automatically commence on the earliest date on which the Change in Control is deemed to have occurred.

Section 3. Vesting. The Optioned Shares shall become vested and available for purchase by the Option Holder as of the specified Vesting Date(s); provided, however, that in the event of the Option Holder's Retirement prior to the applicable Vesting Date, such Optioned Shares shall become vested and available for purchase as of such Retirement; and further provided, that in the event of a Change in Control prior to the applicable Vesting Date, such Optioned Shares shall become vested and available for purchase on the earliest date on which the Change in Control is deemed to have occurred.

Section 4.   Exercise Price.  Subject to Section 3, during the
Exercise Period, the Option Holder shall have the right to purchase all or any portion of the Optioned Shares at the Exercise Price per Share.

Section 5. Method of Exercise. Subject to section 3, the Option Holder may, at any time during the Exercise Period specified in section 2, exercise his right to purchase all or any part of the Optioned Shares then available for purchase; provided, however, that the minimum number of Optioned Shares which may be purchased shall be one hundred (100) or, if less, the total number of Optioned Shares then available for purchase. The Option Holder shall exercise such right by:

     (a) giving written notice to the Committee or Administrator, in the form attached hereto as Appendix B; and

     (b) delivering to the Committee or Administrator full payment of the Exercise Price for the Optioned Shares to be purchased.

The date of exercise shall be the earliest date practicable following the date the requirements of this section 5 have been satisfied, but in no event more than three (3) days after such date. Payment shall be made (i) in United States dollars by certified check, money order or bank draft made payable to the order of Haven, (ii) in Shares duly endorsed for transfer and with all necessary stock transfer tax stamps attached, already owned by the Option Holder and having a fair market value equal to the Exercise Price, such fair market value to be determined in such manner as may be provided by the Committee or the Administrator or as may be required in order to comply with or conform to the requirements of any applicable laws or regulations, or (iii) in a combination of (i) and (ii).

Section 6. Delivery and Registration of Optioned Shares. As soon as is practicable following the date on which the Option Holder has satisfied the requirements of section 5, the Committee shall take such action as is necessary to cause Haven to issue a stock certificate evidencing the Option Holder's ownership of the Optioned Shares that have been purchased. The Option Holder shall have no right to vote or to receive dividends, nor have any other rights with respect to Optioned Shares, prior to the date as of which such Optioned Shares are transferred to the Option Holder on the stock transfer records of Haven, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which such transfer is effected, except as may be required under section 8. The obligation of Haven to deliver Shares under this Agreement shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option Holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. Haven shall not be required to deliver any Shares under this Agreement prior to (a) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (b) the completion of such registration or other qualification under any state or federal law, rule or regulations as the Committee shall determine to be necessary or advisable.

Section 7.   Grant of Appreciation Right; Cancellation of Options.

     (a) The Option Holder is hereby granted an Appreciation Right relating to all of the Shares subject to the Option granted hereunder, with an Exercise Price per Share equal to the Exercise Price per Share of such Option. Such Appreciation Right shall be exercisable only in the event of a Change in Control and in accordance with and subject to the terms and conditions imposed under the Plan and this Agreement.

     (b) The Option Holder may, in the event of a Change in Control, exercise such Appreciation Right by delivering to the Committee or Administrator advance written notice, in the form and manner prescribed by the Committee or Administrator, of his or her intent to exercise the Appreciation Right and the number of Shares with respect to which the Appreciation Right is to be exercised. Except as provided below, within ten (10) days after the giving of such a notice, the Committee shall cause Haven to deliver to the Option Holder a monetary payment in an amount per Share equal to the amount by which the Change in Control Consideration exceeds the Exercise Price per Share of each of the Appreciation Rights being exercised. The exercise of an Appreciation Right which relates to all or a portion of an Option shall be treated as an exercise of the related Option and a subsequent resale of the Shares acquired thereby.

     (c) Notwithstanding anything herein contained to the contrary, the Option and/or Appreciation Right granted hereunder shall be cancelled immediately prior to the effective time of a Change in Control resulting from a transaction between the Corporation and another party pursuant to a written agreement whereby the consummation of the transaction is conditioned upon the availability of "pooling of interests" accounting treatment (within the meaning of A.P.B. No. 16 or any successor thereto); provided, however, that the cancellation of such Option and/or Appreciation Right shall be subject to the following conditions:

          (i) the existence of the Option and/or Appreciation Right would (in the opinion of the firm of independent certified public accountants regularly engaged to audit the Corporation's financial statements) render the transaction ineligible for pooling of interests accounting treatment;

          (ii) the cancellation of the Option and/or Appreciation Right would (in the opinion of the firm of independent certified public accountants regularly engaged to audit the Corporation's financial statements) render the transaction eligible for pooling of interests accounting treatment; and

          (iii) the transaction is, in fact, consummated.

Section 8. Adjustments in the Event of Reorganization. In the event of any merger, consolidation, or other business reorganization in which Haven is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each Person who is then a shareholder of record, the number of Optioned Shares subject to the Option granted hereunder and the Exercise Price per Share of such Option shall be adjusted in accordance with Section 9.3(a) of the Plan to account for such event. In the event of any merger, consolidation, or other business reorganization in which Haven is not the surviving entity, the Option granted hereunder shall be cancelled or adjusted in accordance with Section 9.3(b) of the Plan.

Section 9. No Right to Continued Employment. Nothing in this Agreement, nor any action of the Board or Committee with respect to this Agreement, shall be held or construed to confer upon the Option Holder any right to a continuation of employment by the Corporation. The Option Holder may be dismissed or otherwise dealt with as though this Agreement had not been entered into.

Section 10. Notices. Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

     (a)  If to the Committee:

               Haven Bancorp, Inc.
               93-22 Jamaica Avenue
               Woodhaven, New York  11421

               Attention: Administrator of the Haven Bancorp, Inc.
                          1996 Stock Incentive Plan

     (b) If to the Option Holder, to the Option Holder's address as shown in the Corporation's personnel records.

Section 11. No Assignment. The Option granted hereunder shall not be subject in any manner to anticipation, alienation or assignment, nor shall such Option be liable for or subject to debts, contracts, liabilities, engagements or torts, nor shall it be transferable by the Option Holder other than by will or by the laws of descent and distribution. During the Option Holders lifetime, the Option granted hereunder shall be exercisable only by him. This section 11 shall not prohibit the Option Holder from designating, in the form attached hereto as Appendix C, a beneficiary or beneficiaries to receive such Option in the event of the Option Holder's death prior to exercising the Option.

Section 12. Successors and Assigns. This Agreement shall inure to the benefit of and shall be binding upon Haven and the Option
Holder and their respective heirs, successors and assigns.

Section 13. Construction of Language. Whenever appropriate in the Agreement, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to a section shall be a reference to a section of this Agreement, unless the context clearly indicates otherwise. Capitalized terms not specifically defined herein shall have the meanings assigned to them under the Plan.

Section 14. Governing Law. This Agreement shall be construed, administered and enforced according to the laws of the State of New York without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by the federal law.

Section 15. Amendment. This Agreement may be amended, in whole or in part and in any manner not inconsistent with the provisions of the Plan, at any time and from time to time, by written agreement between Haven and the Option Holder.

Section 16. Plan Provisions Control. This Agreement and the rights and obligations created hereunder shall be subject to all of the terms and conditions of the Plan. In the event of any conflict between the provisions of the Plan and the provisions of this Agreement, the terms of the Plan, which are incorporated herein by reference, shall control. By signing this Agreement, the Option Holder acknowledges receipt of a copy of the Plan.

Section 17. Acceptance by Option Holder. By executing this Agreement and returning a fully executed copy hereof to the Committee at the address specified in Section 10, the Option Holder signifies his acceptance of the terms and conditions of this Option. If a fully executed copy of this Agreement is not received by the Committee or Administrator within forty-five (45) days after the later of the Grant Date or the date this Non-Qualified Stock Option Agreement is received by the Option Holder, the Committee may revoke the Option granted, and thereby avoid all obligations, hereunder.

                                                       Appendix B
         Haven Bancorp, Inc. 1996 Stock Incentive Plan
  Notice of Exercise of Non-Qualified Stock Option (Director)

           IMPORTANT INFORMATION AND INSTRUCTIONS
                   PLEASE READ CAREFULLY

Use this Notice to inform the Administrator of the Haven Bancorp, Inc. 1996 Stock Incentive Plan ("Plan") that you are exercising your right to purchase shares of common stock ("Shares") of Haven Bancorp, Inc. ("Haven") pursuant to a non-qualified stock option ("Option") granted under the Plan. If you are not the person to whom the Option was granted ("Option Recipient"), you must attach to this Notice proof of your right to exercise the Option granted under the Non-Qualified Stock Option Agreement entered into between Haven and the Option Recipient ("Agreement"). This Notice should be personally delivered or mailed by certified mail, return receipt requested to: Haven Bancorp, Inc., 93-22 Jamaica Avenue, Woodhaven, New York 11421 Attention: Administrator of the Haven Bancorp, Inc. 1996 Stock Incentive Plan. The effective date of the exercise of the Option shall be the earliest date practicable following the date this Notice is received by the Plan Administrator, but in no event more than three days after such date ("Effective Date"). Except as specifically provided to the contrary herein, capitalized terms shall have the meanings assigned to them under the Plan. This Notice is subject to all of the terms and conditions of the Plan and the Agreement.

1. Purchase of Shares. Pursuant to the Agreement made and entered into as of ________________, 199__, by and between Haven and __________________________ [enter the name of the Option Holder], I hereby exercise my right to purchase ________ Shares at an Exercise Price per Share of $___________, for a Total Exercise Price of $___________ [enter the product of the number of Shares multiplied by the Exercise Price per Share]. As a payment for such Shares, I have [check and complete one or more; the sum of the amounts shown in (a), (b) and (c) must equal the Total Exercise Price]:

     (a)   ____ enclosed a certified check, money order
           or bank draft payable to the order of Haven
           Bancorp, Inc. in the amount of             $____________
     (b)   ____ enclosed Shares duly endorsed for
           transfer to Haven Bancorp, Inc. with all
           necessary stock transfer tax stamps attached
           and having a Fair Market Value of          $____________
     (c) authorized a "cashless exercise" through ____________________ [enter the name of a brokerage or investment banking firm only if you have already made arrangements with such firm to effect a "cashless exercise," and attach documentation evidencing such arrangements] which will deliver to Haven

           Bancorp, Inc. the proceeds of a sale of
           Shares subject to the Option having a Fair
           Market Value of                            $____________

           Total Exercise Price                       $____________

2. Issuance of Certificates. I hereby direct that the stock certificates representing the Shares purchased pursuant to Section 1 above (after any sale pursuant to a "cashless exercise") be issued to the following person(s) in the amount specified below:

Name and Address        Social Security No.     Number of Shares

_____________________   ______-_____-______     ________________
_____________________

_____________________   ______-_____-______     ________________
_____________________


3. Withholding Election. [For Option Holders only. Beneficiaries should not complete.] I understand that I am responsible for the amount of federal, state and local taxes required to be withheld with respect to the Shares to be issued to me pursuant to this Notice, but that I may request Haven to retain or sell a sufficient number of such Shares to cover the amount to be withheld. I hereby request that any taxes required to be withheld be paid in the following manner [check one]:

(a) ____ With a certified or bank check that I will deliver to the Administrator on the day after the Effective Date of my Option exercise.

(b) ____ With the proceeds from a sale of Shares that would otherwise be distributed to me.

I understand that the withholding election I have made on this form is not binding on the Administrator, and that the Administrator will decide the amount to be withheld and the method of withholding and advise me of its decision prior to the Effective Date. I further understand that the Administrator may request additional information or assurances regarding the manner and time at which I will report the income attributable to the distribution to be made to me.

               I further understand that if I have elected to have Shares sold to satisfy tax withholding, I may be asked to pay a minimal amount of such taxes in cash in order to avoid the sale of more Shares than are necessary.

4. Compliance with Tax and Securities Laws. I understand that I must rely on, and consult with, my own tax and legal counsel (and not Columbia Federal Savings Bank or Haven) regarding the application of all laws -- particularly tax and securities laws -- to the transactions to be effected pursuant to my Option and this Notice. I understand that I will be responsible for paying any federal, state and local taxes that may become due upon the exercise of my Option and the sale (including a sale pursuant to a "cashless exercise") or other disposition of Shares issued pursuant to this Notice and that I must consult with my own tax advisor regarding how and when such income will be reportable.


Signature: ______________________________ Date:_________________

Address:________________________________________________________

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

Plan Administrator

Received [check one]:    _____  By Hand           _____  By Mail

By: _____________________________    Date of Receipt: __________
          Authorized Signature

          Haven Bancorp, Inc. 1996 Stock Incentive Plan
              Restricted Stock Agreement (Employee)


____________________________________          _____-____-_____
      Name of Award Recipient               Social Security Number

_______________________________________________________________
                         Street Address

_______________________________   _________________   _________
             City                       State         ZIP Code

This Restricted Stock Agreement is intended to set forth the terms and conditions on which an Award of Restricted Stock has been granted under the Haven Bancorp, Inc. 1996 Stock Incentive Plan. Set forth below are the specific terms and conditions applicable to this Restricted Stock Award. Attached as Appendix A are the general terms and conditions of this Restricted Stock Award.

Restricted Stock Terms               (A)      (B)      (C)
Grant Date                         5/23/96  5/23/96  5/23/96
Class of Shares Awarded*           Common   Common   Common
Number of Shares Awarded*
Vesting Date*                      5/23/97  5/23/98  5/23/99

* Subject to adjustment as provided in the Plan and the General
Terms and Conditions set forth in Appendix A.

By signing where indicated below, Haven grants this Restricted Stock Award upon the terms and conditions specified in this Restricted Stock Agreement, and the Award Recipient acknowledges receipt of this Restricted Stock Agreement, including Appendix A, and agrees to observe and be bound by the terms and conditions set forth herein.

HAVEN BANCORP, INC.                     AWARD RECIPIENT


By ____________________________         _________________________
   Name:                                  Date:
   Title:
_________________________________________________________________

Instructions: This page should be completed by or on behalf of the Committee or the Administrator. Any blank space intentionally left blank should be crossed out. A Restricted Stock Award consists of a number of Shares of Restricted Stock with uniform terms and conditions. Where Awards are granted on the same date with varying terms and conditions (for example, varying vesting dates), the Awards should be recorded as a series of grants each with its own uniform terms and conditions.

                                                       APPENDIX A
          Haven Bancorp, Inc. 1996 Stock Incentive Plan
              Restricted Stock Agreement (Employee)

                  General Terms and Conditions


Section 1. Ownership of Shares. A stock certificate or stock certificates evidencing the Shares of Restricted Stock granted hereunder shall be registered on Haven's books in the name of the Award Recipient as of the Award Date and shall bear a legend restricting the transferability of such certificate or certificates and referring to the terms, conditions and other restrictions, including forfeiture, applicable to such Restricted Stock.
Physical possession or custody of such certificates shall be retained by Haven until such time as such Restricted Stock becomes vested, at which time such Restricted Stock will be distributed to the Award Recipient.

Section 2. Vesting. The Shares of Restricted Stock shall become vested and available for distribution to the Award Recipient as of the specified Vesting Dates; provided, however, that in the event that an Award Recipient granted Restricted Stock hereunder ceases to be an Eligible Individual due to Retirement prior to a Vesting Date, any Restricted Stock granted to such Award Recipient that has not previously become vested shall be deemed vested as of the date of such Award Recipient's Retirement; and further provided, that if, following a Change in Control, an Award Recipient granted Restricted Stock hereunder ceases to be an Eligible Individual prior to a Vesting Date for any reason, other than for cause, any Restricted Stock granted to such Award Recipient that has not previously become vested shall be deemed vested as of the date such Award Recipient ceases to be an Eligible Employee.

Section 3. Forfeitures. In the event that an Award Recipient ceases to be an Eligible Individual prior to a Vesting Date for any reason other than a termination of service following a Change in Control or Retirement, any Restricted Stock granted to such Award Recipient that has not previously become vested shall be forfeited. Following such a forfeiture, the Award Recipient will have no rights whatsoever with respect to the Restricted Stock forfeited.

Section 4. Dividends. Any cash dividends declared and paid with respect to Restricted Stock granted hereunder that has not been forfeited, regardless of whether such Restricted Stock is vested pursuant to section 2 of this Agreement, shall be immediately paid to the Award Recipient. Any stock dividends declared and paid with respect to Restricted Stock not forfeited, regardless of whether such Restricted Stock is vested pursuant to section 2 of this Agreement, shall be allocated to the Award Recipient and such stock dividends shall be subject to such restrictions and shall become vested under the same terms and conditions as the Shares of Restricted Stock to which they pertain.

Section 5. Voting Rights. The Award Recipient shall have the exclusive right to direct the manner in which all voting rights appurtenant to Restricted Stock not forfeited will be exercised while such Restricted Stock is not yet vested. Such a direction shall be given by completing and filing a written direction, in the form and manner prescribed by the Committee or Administrator, with such person as the Committee or Administrator shall designate, at least 10 days prior to the date of the meeting of holders of Shares at which such voting rights will be exercised.

Section 6. Distribution Upon Vesting. As soon as practicable following the date any Shares of Restricted Stock granted hereunder become vested pursuant to section 2 of this Agreement, Haven will issue to the Award Recipient, or his or her Beneficiary entitled to such Restricted Stock, a stock certificate evidencing ownership of the Shares. Any additional Shares attributable to stock dividends paid with respect to the Restricted Stock then being distributed pursuant to this section 6 shall also be distributed and shall be evidenced by such stock certificate.

Section 7. Registration of Shares. Haven's obligation to deliver Shares pursuant to this Agreement shall, if the Committee or Administrator so requests, be conditioned upon the receipt of a representation as to the investment intention of the Award Recipient or his or her Beneficiary to whom such Shares are to be delivered, in such form as the Committee or Administrator shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. Haven shall not be required to deliver any Shares under the Plan prior to
(a) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (b) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee or Administrator shall determine to be necessary or advisable.

Section 8. No Right to Continued Employment. Nothing in this Agreement, nor any action of the Board or Committee or Administrator with respect to this Agreement, shall be held or construed to confer upon the Award Recipient any right to a continuation of employment by the Corporation. The Award Recipient may be dismissed or otherwise dealt with as though this Agreement had not been entered into.

Section 9. Notices. Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is personally delivered or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other:

     (a)  If to the Committee or Administrator:

          Haven Bancorp, Inc.
          93-22 Jamaica Avenue
          Woodhaven, New York  11421

          Attention:  Administrator of Haven Bancorp, Inc.
                      1996 Stock Incentive Plan

     (b) If to the Award Recipient, to his or her address as shown in the Corporation's personnel records.

Section 10. No Assignment. Prior to vesting, the Restricted Stock granted hereunder shall not be subject in any manner to anticipation, alienation or assignment, nor shall such Restricted Stock be liable for or subject to debts, contracts, liabilities, engagements or torts, nor shall it be transferable by the Award Recipient other than by will or by the laws of descent and distribution. During the Award Recipient's lifetime, the Restricted Stock shall be distributable only to the Award Recipient. This section 10 shall not prohibit the Award Recipient from designating, in the form attached hereto as Appendix B, a beneficiary or beneficiaries to receive his Restricted Stock in the event of his death prior to vesting and distribution.

Section 11. Successors and Assigns. This Agreement shall inure to the benefit of and shall be binding upon Haven and the Award
Recipient and their respective heirs, successors and assigns.

Section 12. Construction of Language. Whenever appropriate in this Agreement, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to a section shall be a reference to a section of this Agreement, unless the context clearly indicates otherwise. Capitalized terms not specifically defined herein shall have the meanings assigned to them under the Plan.

Section 13. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of New York without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by the federal laws of the United States of America.

Section 14. Amendment. This Agreement may be amended, in whole or in part and in any manner not inconsistent with the provisions of the Plan, at any time and from time to time, by written agreement between the Award Recipient and Haven.

Section 15. Plan Provisions Control. This Agreement, and the rights and obligations created hereunder, shall be subject to all of the terms and conditions of the Plan. In the event of any conflict between the provisions of the Plan and the provisions of this Agreement, the terms of the Plan, which are incorporated herein by reference, shall control. By signing this Agreement, the Award Recipient acknowledges receipt of a copy of the Plan.

Section 16. Legal Matters. The Award made to the Award Recipient is a form of contingent compensation that involves publicly traded securities. As such, there are certain federal, state and local tax and securities laws that may apply. In particular, the Award Recipient may be liable for the payment of federal, state and local income taxes with respect to the value of the Shares of Restricted Stock granted or distributed to the Award Recipient under the Plan; the Award Recipient may have to report beneficial ownership of such Shares (even while held by Haven) to the appropriate securities regulators; and acceptance of legal ownership of such Shares or subsequent disposition of them may be subject to limitations under applicable securities laws. The Award Recipient should consult with, and rely upon, his or her own legal counsel regarding the application of such laws.

Section 17. Acceptance by the Award Recipient. By executing this Agreement and returning a fully executed copy hereof to the Committee or Administrator at the address specified in section 9, the Award Recipient signifies acceptance of the terms and conditions of this Award. If a fully executed copy of this Agreement is not received by the Committee or Administrator within forty-five (45) days after the later of the Grant Date or the date this Agreement is received by the Award Recipient, the Committee may revoke the Award, and thereby avoid all obligations hereunder.

        Haven Bancorp, Inc. 1996 Stock Incentive Plan
         Incentive Stock Option Agreement (Employee)

______________________________________      _____-____-_____
        Name of Option Holder            Social Security Number

____________________________________________________________
                     Street Address

________________________________    ____________  __________
              City                     State       ZIP Code

This Incentive Stock Option Agreement is intended to set forth the terms and conditions on which an Incentive Stock Option has been granted under the Haven Bancorp, Inc. 1996 Stock Incentive Plan. Set forth below are the specific terms and conditions applicable to this Incentive Stock Option. Attached as Appendix A are the general terms and conditions of this Incentive Stock Option.


Option Terms                      (A)       (B)       (C)
Grant Date                      5/23/96   5/23/96   5/23/96
Class of Optioned Shares*       Common    Common    Common
No. of Optioned Shares*
Exercise Price Per Share*
Vesting Date*                   5/23/97   5/23/98   5/23/99
Exercise Period Expiration*     5/22/06   5/22/06   5/22/06

* Subject to adjustment as provided in the Plan and the General
Terms and Conditions set forth in Appendix A.

By signing where indicated below, Haven grants this Incentive Stock Option upon the terms and conditions specified in this Incentive Stock Option Agreement, and the Option Holder acknowledges receipt of this Incentive Stock Option Agreement, including Appendix A, and agrees to observe and be bound by the terms and conditions set forth herein.

Haven Bancorp, Inc.                     Option Holder


By __________________________           _________________________
      Name:                                Date:
      Title:

Instructions: This page should be completed by or on behalf of the Committee or the Administrator. Any blank space intentionally left blank should be crossed out. An Option consists of a number of Optioned Shares with uniform terms and conditions. Where Options are granted on the same date with varying terms and conditions (for example, varying exercise prices or vesting dates), the Options should be recorded as a series of grants each with its own uniform terms and conditions.

                                                      Appendix A
         Haven Bancorp, Inc. 1996 Stock Incentive Plan
          Incentive Stock Option Agreement (Employee)

                 General Terms and Conditions


Section 1. Incentive Stock Option. Haven intends the Option evidenced hereby to be an "incentive stock option" within the meaning of section 422 of the Internal Revenue Code of 1986
("Code").

Section 2. Exercise Period. Subject to the vesting requirements of Section 3, the Option Holder shall have the right to purchase all or any portion of the Optioned Shares at any time during the period ("Exercise Period") commencing on the first anniversary of the Grant Date and ending on the earliest to occur of the following dates:

     (a) the last day of the ten-year period commencing on the date first above written;

     (b) the last day of the one-year period, commencing on the date the Option Holder ceases to be an Eligible Individual due to death, disability or normal or early retirement under the Corporation's tax-qualified retirement plan ("Retirement");

     (c) the last day of the three-month period commencing on the date the Option Holder ceases to be an Eligible Individual other than due to death, disability, Retirement or termination for cause; and

     (d)  the date the Option Holder ceases to be an Eligible
Individual due to a termination for cause;

provided, however, that in the event of the Option Holder's Retirement prior to the commencement of the Exercise Period, the Exercise Period shall automatically commence as of the effective date of such Retirement; and provided further, that in the event of a Change in Control prior to the commencement of the Exercise Period, the Exercise Period shall automatically commence on the earliest date on which the Change in Control is deemed to have occurred. Notwithstanding section 2(b) above, if the Option granted hereunder is not exercised by the Option Holder within three months following Retirement, such Option shall not be eligible for treatment as an "incentive stock option" within the meaning of section 422 of the Code.

Section 3. Vesting. The Optioned Shares shall become vested and available for purchase by the Option Holder as of the specified Vesting Date(s); provided, however, that in the event of the Option Holder's Retirement prior to the applicable Vesting Date, such Optioned Shares shall become vested and available for purchase as of such Retirement; and further provided, that in the event of a Change in Control prior to the applicable Vesting Date, such Optioned Shares shall become vested and available for purchase on the earliest date on which the Change in Control is deemed to have occurred.

Section 4.  Exercise Price.  Subject to Section 3, during the
Exercise Period, the Option Holder shall have the right to purchase all or any portion of the Optioned Shares at the Exercise Price per Share.

Section 5. Method of Exercise. Subject to section 3, the Option Holder may, at any time during the Exercise Period specified in section 2, exercise his right to purchase all or any part of the Optioned Shares then available for purchase; provided, however, that the minimum number of Optioned Shares which may be purchased shall be one hundred (100) or, if less, the total number of Optioned Shares then available for purchase. The Option Holder shall exercise such right by:

     (a) giving written notice to the Committee or Administrator, in the form attached hereto as Appendix B; and

     (b) delivering to the Committee or Administrator full payment of the Exercise Price for the Optioned Shares to be purchased.

The date of exercise shall be the earliest date practicable following the date the requirements of this section 5 have been satisfied, but in no event more than three (3) days after such date. Payment shall be made (i) in United States dollars by certified check, money order or bank draft made payable to the order of Haven, (ii) in Shares duly endorsed for transfer and with all necessary stock transfer tax stamps attached, already owned by the Option Holder and having a fair market value equal to the Exercise Price, such fair market value to be determined in such manner as may be provided by the Committee or the Administrator or as may be required in order to comply with or conform to the requirements of any applicable laws or regulations, or (iii) in a combination of (i) and (ii).

Section 6. Delivery and Registration of Optioned Shares. As soon as is practicable following the date on which the Option Holder has satisfied the requirements of section 5, the Committee shall take such action as is necessary to cause Haven to issue a stock certificate evidencing the Option Holder's ownership of the Optioned Shares that have been purchased. The Option Holder shall have no right to vote or to receive dividends, nor have any other rights with respect to Optioned Shares, prior to the date as of which such Optioned Shares are transferred to the Option Holder on the stock transfer records of Haven, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which such transfer is effected, except as may be required under section 8. The obligation of Haven to deliver Shares under this Agreement shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option Holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. Haven shall not be required to deliver any Shares under this Agreement prior to (a) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (b) the completion of such registration or other qualification under any state or federal law, rule or regulations as the Committee shall determine to be necessary or advisable.

Section 7.  Grant of Appreciation Right; Cancellation of Options.

     (a) The Option Holder is hereby granted an Appreciation Right relating to all of the Shares subject to the Option granted hereunder, with an Exercise Price per Share equal to the Exercise Price per Share of such Option. Such Appreciation Right shall be exercisable only in the event of a Change in Control and in accordance with and subject to the terms and conditions imposed under the Plan and this Agreement.

     (b) The Option Holder may, in the event of a Change in Control, exercise such Appreciation Right by delivering to the Committee or Administrator advance written notice, in the form and manner prescribed by the Committee or Administrator, of his or her intent to exercise the Appreciation Right and the number of Shares with respect to which the Appreciation Right is to be exercised. Except as provided below, within ten (10) days after the giving of such a notice, the Committee shall cause Haven to deliver to the Option Holder a monetary payment in an amount per Share equal to the amount by which the Change in Control Consideration exceeds the Exercise Price per Share of each of the Appreciation Rights being exercised. The exercise of an Appreciation Right which relates to all or a portion of an Option shall be treated as an exercise of the related Option and a subsequent resale of the Shares acquired thereby.

     (c) Notwithstanding anything herein contained to the contrary, the Option and/or Appreciation Right granted hereunder shall be cancelled immediately prior to the effective time of a Change in Control resulting from a transaction between the Corporation and another party pursuant to a written agreement whereby the consummation of the transaction is conditioned upon the availability of "pooling of interests" accounting treatment (within the meaning of A.P.B. No. 16 or any successor thereto); provided, however, that the cancellation of such Option and/or Appreciation Right shall be subject to the following conditions:

         (i) the existence of the Option and/or Appreciation Right would (in the opinion of the firm of independent certified public accountants regularly engaged to audit the Corporation's financial statements) render the transaction ineligible for pooling of interests accounting treatment;

          (ii) the cancellation of the Option and/or Appreciation Right would (in the opinion of the firm of independent certified public accountants regularly engaged to audit the Corporation's financial statements) render the transaction eligible for pooling of interests accounting treatment; and

          (iii)  the transaction is, in fact, consummated.

Section 8. Adjustments in the Event of Reorganization. In the event of any merger, consolidation, or other business reorganization in which Haven is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each Person who is then a shareholder of record, the number of Optioned Shares subject to the Option granted hereunder and the Exercise Price per Share of such Option shall be adjusted in accordance with Section 9.3(a) of the Plan to account for such event. In the event of any merger, consolidation, or other business reorganization in which Haven is not the surviving entity, the Option granted hereunder shall be cancelled or adjusted in accordance with Section 9.3(b) of the Plan.

Section No Right to Continued Employment. Nothing in this Agreement, nor any action of the Board or Committee with respect to this Agreement, shall be held or construed to confer upon the Option Holder any right to a continuation of employment by the Corporation. The Option Holder may be dismissed or otherwise dealt with as though this Agreement had not been entered into.

Section Notices. Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

          (a)  If to the Committee:

               Haven Bancorp, Inc.
               93-22 Jamaica Avenue
               Woodhaven, New York  11421

               Attention:  Administrator of the Haven Bancorp, Inc.
                           1996 Stock Incentive Plan

          (b) If to the Option Holder, to the Option Holder's address as shown in the Corporation's personnel records.

Section 11. No Assignment. The Option granted hereunder shall not be subject in any manner to anticipation, alienation or assignment, nor shall such Option be liable for or subject to debts, contracts, liabilities, engagements or torts, nor shall it be transferable by the Option Holder other than by will or by the laws of descent and distribution. During the Option Holders lifetime, the Option granted hereunder shall be exercisable only by him. This section 11 shall not prohibit the Option Holder from designating, in the form attached hereto as Appendix C, a beneficiary or beneficiaries to receive such Option in the event of the Option Holder's death prior to exercising the Option.

Section 12. Successors and Assigns. This Agreement shall inure to the benefit of and shall be binding upon Haven and the Option
Holder and their respective heirs, successors and assigns.

Section 13. Construction of Language. Whenever appropriate in the Agreement, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to a section shall be a reference to a section of this Agreement, unless the context clearly indicates otherwise. Capitalized terms not specifically defined herein shall have the meanings assigned to them under the Plan.

Section 14. Governing Law. This Agreement shall be construed, administered and enforced according to the laws of the State of New York without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by the federal law.

Section 15. Amendment. This Agreement may be amended, in whole or in part and in any manner not inconsistent with the provisions of the Plan, at any time and from time to time, by written agreement between Haven and the Option Holder.

Section 16. Plan Provisions Control. This Agreement and the rights and obligations created hereunder shall be subject to all of the terms and conditions of the Plan. In the event of any conflict between the provisions of the Plan and the provisions of this Agreement, the terms of the Plan, which are incorporated herein by reference, shall control. By signing this Agreement, the Option Holder acknowledges receipt of a copy of the Plan.

Section 17. Acceptance by Option Holder. By executing this Agreement and returning a fully executed copy hereof to the Committee at the address specified in Section 10, the Option Holder signifies his acceptance of the terms and conditions of this Option. If a fully executed copy of this Agreement is not received by the Committee or Administrator within forty-five (45) days after the later of the Grant Date or the date this Incentive Stock Option Agreement is received by the Option Holder, the Committee may revoke the Option granted, and thereby avoid all obligations, hereunder.

                                                      Appendix B
          Haven Bancorp, Inc. 1996 Stock Incentive Plan
     Notice of Exercise of Incentive Stock Option (Employee)

             IMPORTANT INFORMATION AND INSTRUCTIONS
                     PLEASE READ CAREFULLY

Use this Notice to inform the Administrator of the Haven Bancorp, Inc. 1996 Stock Incentive Plan ("Plan") that you are exercising your right to purchase shares of common stock ("Shares") of Haven Bancorp, Inc. ("Haven") pursuant to an incentive stock option ("Option") granted under the Plan. If you are not the person to whom the Option was granted ("Option Recipient"), you must attach to this Notice proof of your right to exercise the Option granted under the Incentive Stock Option Agreement entered into between Haven and the Option Recipient ("Agreement"). This Notice should be personally delivered or mailed by certified mail, return receipt requested to: Haven Bancorp, Inc., 93-22 Jamaica Avenue, Woodhaven, New York 11421 Attention: Administrator of the Haven Bancorp, Inc. 1996 Stock Incentive Plan. The effective date of the exercise of the Option shall be the earliest date practicable following the date this Notice is received by the Plan Administrator, but in no event more than three days after such date ("Effective Date"). Except as specifically provided to the con-trary herein, capitalized terms shall have the meanings assigned to them under the Plan. This Notice is subject to all of the terms and conditions of the Plan and the Agreement.

1. Purchase of Shares. Pursuant to the Agreement made and entered into as of ____________________, 199__, by and between Haven and __________________________ [enter the name of the Option Holder],
I hereby exercise my right to purchase ________ Shares at an
Exercise Price per Share of $              , for a Total Exercise
Price of $               [enter the product of the number of Shares
multiplied by the Exercise Price per Share]. As a payment for such Shares, I have [check and complete one or more; the sum of the amounts shown in (a), (b) and (c) must equal the Total Exercise Price]:

     (a)  enclosed a certified check, money order
          or bank draft payable to the order of
          Haven Bancorp, Inc. in the amount of      $____________
     (b)  enclosed Shares duly endorsed for transfer
          to Haven Bancorp, Inc. with all necessary
          stock transfer tax stamps attached and
          having a Fair Market Value of             $____________
     (c) authorized a "cashless exercise" through ____________________ [enter the name of a brokerage or investment banking firm only if you have already made arrangements with such firm to effect a "cashless exercise," and attach documentation evidencing such arrangements] which will deliver to Haven

          Bancorp, Inc. the proceeds of a sale of
          Shares subject to the Option having a Fair
          Market Value of                           $____________
          Total Exercise Price                      $____________

2. Issuance of Certificates. I hereby direct that the stock certificates representing the Shares purchased pursuant to Section 1 above (after any sale pursuant to a "cashless exercise") be issued to the following person(s) in the amount specified below:

Name and Address             Social Security No.  Number of Shares

_________________________    _____-_____-_____    ________________
_________________________

_________________________    _____-_____-_____    ________________
_________________________


3. Compliance with Tax and Securities Laws. I understand that I must rely on, and consult with, my own tax and legal counsel (and not Columbia Federal Savings Bank or Haven) regarding the application of all laws -- particularly tax and securities laws -- to the transactions to be effected pursuant to my Option and this Notice. I understand that I will be responsible for paying any federal, state and local taxes that may become due upon the exercise of my Option and the sale (including a sale pursuant to a "cashless exercise") or other disposition of Shares issued pursuant to this Notice and that I must consult with my own tax advisor regarding how and when such income will be reportable.

Signature:_____________________________  Date:_______________

Address:_____________________________________________________

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

Plan Administrator

Received [check one]:     _____ By Hand    _____ By Mail

By:___________________________    Date of Receipt:___________
       Authorized Signature

          Haven Bancorp, Inc. 1996 Stock Incentive Plan
         Non-Qualified Stock Option Agreement (Employee)

__________________________________      _____-____-_____
      Name of Option Holder           Social Security Number

________________________________________________________
                    Street Address

_________________________    _______________    ________
          City                    State         ZIP Code

This Non-Qualified Stock Option Agreement is intended to set forth the terms and conditions on which a Non-Qualified Stock Option has been granted under the Haven Bancorp, Inc. 1996 Stock Incentive Plan. Set forth below are the specific terms and conditions applicable to this Non-Qualified Stock Option. Attached as Appendix A are the general terms and conditions of this Non-Qualified Stock Option.

     Option Terms                (A)       (B)       (C)
Grant Date                     5/23/96   5/23/96   5/23/96
Class of Optioned Shares*      Common    Common    Common
No. of Optioned Shares*
Exercise Price Per Share*
Vesting Date*                  5/23/97   5/23/98   5/23/99
Exercise Period Expiration*    5/22/06   5/22/06   5/22/06

* Subject to adjustment as provided in the Plan and the General
Terms and Conditions set forth in Appendix A.

By signing where indicated below, Haven grants this Non-Qualified Stock Option upon the terms and conditions specified in this Non-Qualified Stock Option Agreement, and the Option Holder acknowledges receipt of this Non-Qualified Stock Option Agreement, including Appendix A, and agrees to observe and be bound by the terms and conditions set forth herein.

HAVEN BANCORP, INC.                 OPTION HOLDER

By ___________________________      ___________________________
      Name:                               Date:
      Title:

Instructions: This page should be completed by or on behalf of the Committee or the Administrator. Any blank space intentionally left blank should be crossed out. An Option consists of a number of Optioned Shares with uniform terms and conditions. Where Options are granted on the same date with varying terms and conditions (for example, varying exercise prices or vesting dates), the Options should be recorded as a series of grants each with its own uniform terms and conditions.

                                                       Appendix A
          Haven Bancorp, Inc. 1996 Stock Incentive Plan
         Non-Qualified Stock Option Agreement (Employee)

                  General Terms and Conditions

Section 1. Non-Qualified Stock Option. Haven does not intend the Option evidenced hereby to be an "incentive stock option" within the meaning of section 422 of the Internal Revenue Code of 1986
("Code").

Section 2. Exercise Period. Subject to the vesting requirements of Section 3, the Option Holder shall have the right to purchase all or any portion of the Optioned Shares at any time during the period ("Exercise Period") commencing on the first anniversary of the Grant Date and ending on the earliest to occur of the following dates:

     (a) the last day of the ten-year period commencing on the date first above written;

     (b) the last day of the one-year period commencing on the date the Option Holder ceases to be an Eligible Individual other than due to termination for cause; and

     (c)  the date the Option Holder ceases to be an Eligible
Individual due to a termination for cause;

provided, however, that in the event of the Option Holder's normal or early retirement under the Corporation's tax-qualified retirement plan ("Retirement") prior to the commencement of the Exercise Period, the Exercise Period shall automatically commence as of the effective date of such Retirement; and provided further, that in the event of a Change in Control prior to the commencement of the Exercise Period, the Exercise Period shall automatically commence on the earliest date on which the Change in Control is deemed to have occurred.

Section 3. Vesting. The Optioned Shares shall become vested and available for purchase by the Option Holder as of the specified Vesting Date(s); provided, however, that in the event of the Option Holder's Retirement prior to the applicable Vesting Date, such Optioned Shares shall become vested and available for purchase as of such Retirement; and further provided, that in the event of a Change in Control prior to the applicable Vesting Date, such Optioned Shares shall become vested and available for purchase on the earliest date on which the Change in Control is deemed to have occurred.

Section 4.   Exercise Price.  Subject to Section 3, during the
Exercise Period, the Option Holder shall have the right to purchase all or any portion of the Optioned Shares at the Exercise Price per Share.

Section 5. Method of Exercise. Subject to section 3, the Option Holder may, at any time during the Exercise Period specified in section 2, exercise his right to purchase all or any part of the Optioned Shares then available for purchase; provided, however, that the minimum number of Optioned Shares which may be purchased shall be one hundred (100) or, if less, the total number of Optioned Shares then available for purchase. The Option Holder shall exercise such right by:

     (a) giving written notice to the Committee or Administrator, in the form attached hereto as Appendix B; and

     (b) delivering to the Committee or Administrator full payment of the Exercise Price for the Optioned Shares to be purchased.

The date of exercise shall be the earliest date practicable following the date the requirements of this section 5 have been satisfied, but in no event more than three (3) days after such date. Payment shall be made (i) in United States dollars by certified check, money order or bank draft made payable to the order of Haven, (ii) in Shares duly endorsed for transfer and with all necessary stock transfer tax stamps attached, already owned by the Option Holder and having a fair market value equal to the Exercise Price, such fair market value to be determined in such manner as may be provided by the Committee or the Administrator or as may be required in order to comply with or conform to the requirements of any applicable laws or regulations, or (iii) in a combination of (i) and (ii).

Section 6. Delivery and Registration of Optioned Shares. As soon as is practicable following the date on which the Option Holder has satisfied the requirements of section 5, the Committee shall take such action as is necessary to cause Haven to issue a stock certificate evidencing the Option Holder's ownership of the Optioned Shares that have been purchased. The Option Holder shall have no right to vote or to receive dividends, nor have any other rights with respect to Optioned Shares, prior to the date as of which such Optioned Shares are transferred to the Option Holder on the stock transfer records of Haven, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which such transfer is effected, except as may be required under section 8. The obligation of Haven to deliver Shares under this Agreement shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option Holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. Haven shall not be required to deliver any Shares under this Agreement prior to (a) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (b) the completion of such registration or other qualification under any state or federal law, rule or regulations as the Committee shall determine to be necessary or advisable.

Section 7.   Grant of Appreciation Right; Cancellation of Options.

     (a) The Option Holder is hereby granted an Appreciation Right relating to all of the Shares subject to the Option granted hereunder, with an Exercise Price per Share equal to the Exercise Price per Share of such Option. Such Appreciation Right shall be exercisable only in the event of a Change in Control and in accordance with and subject to the terms and conditions imposed under the Plan and this Agreement.

     (b) The Option Holder may, in the event of a Change in Control, exercise such Appreciation Right by delivering to the Committee or Administrator advance written notice, in the form and manner prescribed by the Committee or Administrator, of his or her intent to exercise the Appreciation Right and the number of Shares with respect to which the Appreciation Right is to be exercised. Except as provided below, within ten (10) days after the giving of such a notice, the Committee shall cause Haven to deliver to the Option Holder a monetary payment in an amount per Share equal to the amount by which the Change in Control Consideration exceeds the Exercise Price per Share of each of the Appreciation Rights being exercised. The exercise of an Appreciation Right which relates to all or a portion of an Option shall be treated as an exercise of the related Option and a subsequent resale of the Shares acquired thereby.

     (c) Notwithstanding anything herein contained to the contrary, the Option and/or Appreciation Right granted hereunder shall be cancelled immediately prior to the effective time of a Change in Control resulting from a transaction between the Corporation and another party pursuant to a written agreement whereby the consummation of the transaction is conditioned upon the availability of "pooling of interests" accounting treatment (within the meaning of A.P.B. No. 16 or any successor thereto); provided, however, that the cancellation of such Option and/or Appreciation Right shall be subject to the following conditions:

          (i) the existence of the Option and/or Appreciation Right would (in the opinion of the firm of independent certified public accountants regularly engaged to audit the Corporation's financial statements) render the transaction ineligible for pooling of interests accounting treatment;

          (ii) the cancellation of the Option and/or Appreciation Right would (in the opinion of the firm of independent certified public accountants regularly engaged to audit the Corporation's financial statements) render the transaction eligible for pooling of interests accounting treatment; and

          (iii) the transaction is, in fact, consummated.

Section 8. Adjustments in the Event of Reorganization. In the event of any merger, consolidation, or other business reorganization in which Haven is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each Person who is then a shareholder of record, the number of Optioned Shares subject to the Option granted hereunder and the Exercise Price per Share of such Option shall be adjusted in accordance with Section 9.3(a) of the Plan to account for such event. In the event of any merger, consolidation, or other business reorganization in which Haven is not the surviving entity, the Option granted hereunder shall be cancelled or adjusted in accordance with Section 9.3(b) of the Plan.

Section 9. No Right to Continued Employment. Nothing in this Agreement, nor any action of the Board or Committee with respect to this Agreement, shall be held or construed to confer upon the Option Holder any right to a continuation of employment by the Corporation. The Option Holder may be dismissed or otherwise dealt with as though this Agreement had not been entered into.

Section 10. Notices. Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

     (a)  If to the Committee:

               Haven Bancorp, Inc.
               93-22 Jamaica Avenue
               Woodhaven, New York  11421

               Attention: Administrator of the Haven Bancorp, Inc.
                          1996 Stock Incentive Plan

     (b) If to the Option Holder, to the Option Holder's address as shown in the Corporation's personnel records.

Section 11. No Assignment. The Option granted hereunder shall not be subject in any manner to anticipation, alienation or assignment, nor shall such Option be liable for or subject to debts, contracts, liabilities, engagements or torts, nor shall it be transferable by the Option Holder other than by will or by the laws of descent and distribution. During the Option Holders lifetime, the Option granted hereunder shall be exercisable only by him. This section 11 shall not prohibit the Option Holder from designating, in the form attached hereto as Appendix C, a beneficiary or beneficiaries to receive such Option in the event of the Option Holder's death prior to exercising the Option.

Section 12. Successors and Assigns. This Agreement shall inure to the benefit of and shall be binding upon Haven and the Option
Holder and their respective heirs, successors and assigns.

Section 13. Construction of Language. Whenever appropriate in the Agreement, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to a section shall be a reference to a section of this Agreement, unless the context clearly indicates otherwise. Capitalized terms not specifically defined herein shall have the meanings assigned to them under the Plan.

Section 14. Governing Law. This Agreement shall be construed, administered and enforced according to the laws of the State of New York without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by the federal law.

Section 15. Amendment. This Agreement may be amended, in whole or in part and in any manner not inconsistent with the provisions of the Plan, at any time and from time to time, by written agreement between Haven and the Option Holder.

Section 16. Plan Provisions Control. This Agreement and the rights and obligations created hereunder shall be subject to all of the terms and conditions of the Plan. In the event of any conflict between the provisions of the Plan and the provisions of this Agreement, the terms of the Plan, which are incorporated herein by reference, shall control. By signing this Agreement, the Option Holder acknowledges receipt of a copy of the Plan.

Section 17. Acceptance by Option Holder. By executing this Agreement and returning a fully executed copy hereof to the Committee at the address specified in Section 10, the Option Holder signifies his acceptance of the terms and conditions of this Option. If a fully executed copy of this Agreement is not received by the Committee or Administrator within forty-five (45) days after the later of the Grant Date or the date this Non-Qualified Stock Option Agreement is received by the Option Holder, the Committee may revoke the Option granted, and thereby avoid all obligations, hereunder.

                                                       Appendix B
         Haven Bancorp, Inc. 1996 Stock Incentive Plan
  Notice of Exercise of Non-Qualified Stock Option (Employee)

           IMPORTANT INFORMATION AND INSTRUCTIONS
                   PLEASE READ CAREFULLY

Use this Notice to inform the Administrator of the Haven Bancorp, Inc. 1996 Stock Incentive Plan ("Plan") that you are exercising your right to purchase shares of common stock ("Shares") of Haven Bancorp, Inc. ("Haven") pursuant to a non-qualified stock option ("Option") granted under the Plan. If you are not the person to whom the Option was granted ("Option Recipient"), you must attach to this Notice proof of your right to exercise the Option granted under the Non-Qualified Stock Option Agreement entered into between Haven and the Option Recipient ("Agreement"). This Notice should be personally delivered or mailed by certified mail, return receipt requested to: Haven Bancorp, Inc., 93-22 Jamaica Avenue, Woodhaven, New York 11421 Attention: Administrator of the Haven Bancorp, Inc. 1996 Stock Incentive Plan. The effective date of the exercise of the Option shall be the earliest date practicable following the date this Notice is received by the Plan Administrator, but in no event more than three days after such date ("Effective Date"). Except as specifically provided to the contrary herein, capitalized terms shall have the meanings assigned to them under the Plan. This Notice is subject to all of the terms and conditions of the Plan and the Agreement.

1. Purchase of Shares. Pursuant to the Agreement made and entered into as of ________________, 199__, by and between Haven and __________________________ [enter the name of the Option Holder], I hereby exercise my right to purchase ________ Shares at an Exercise Price per Share of $___________, for a Total Exercise Price of $___________ [enter the product of the number of Shares multiplied by the Exercise Price per Share]. As a payment for such Shares, I have [check and complete one or more; the sum of the amounts shown in (a), (b) and (c) must equal the Total Exercise Price]:

     (a)   ____ enclosed a certified check, money order
           or bank draft payable to the order of Haven
           Bancorp, Inc. in the amount of             $____________
     (b)   ____ enclosed Shares duly endorsed for
           transfer to Haven Bancorp, Inc. with all
           necessary stock transfer tax stamps attached
           and having a Fair Market Value of          $____________
     (c) authorized a "cashless exercise" through ____________________ [enter the name of a brokerage or investment banking firm only if you have already made arrangements with such firm to effect a "cashless exercise," and attach documentation evidencing such arrangements] which will deliver to Haven

           Bancorp, Inc. the proceeds of a sale of
           Shares subject to the Option having a Fair
           Market Value of                            $____________

           Total Exercise Price                       $____________

2. Issuance of Certificates. I hereby direct that the stock certificates representing the Shares purchased pursuant to Section 1 above (after any sale pursuant to a "cashless exercise") be issued to the following person(s) in the amount specified below:

Name and Address        Social Security No.     Number of Shares

_____________________   ______-_____-______     ________________
_____________________

_____________________   ______-_____-______     ________________
_____________________


3. Withholding Election. [For Option Holders only. Beneficiaries should not complete.] I understand that I am responsible for the amount of federal, state and local taxes required to be withheld with respect to the Shares to be issued to me pursuant to this Notice, but that I may request Haven to retain or sell a sufficient number of such Shares to cover the amount to be withheld. I hereby request that any taxes required to be withheld be paid in the following manner [check one]:

(a) ____ With a certified or bank check that I will deliver to the Administrator on the day after the Effective Date of my Option exercise.

(b) ____ With the proceeds from a sale of Shares that would otherwise be distributed to me.

I understand that the withholding election I have made on this form is not binding on the Administrator, and that the Administrator will decide the amount to be withheld and the method of withholding and advise me of its decision prior to the Effective Date. I further understand that the Administrator may request additional information or assurances regarding the manner and time at which I will report the income attributable to the distribution to be made to me.

               I further understand that if I have elected to have Shares sold to satisfy tax withholding, I may be asked to pay a minimal amount of such taxes in cash in order to avoid the sale of more Shares than are necessary.

4. Compliance with Tax and Securities Laws. I understand that I must rely on, and consult with, my own tax and legal counsel (and not Columbia Federal Savings Bank or Haven) regarding the application of all laws -- particularly tax and securities laws -- to the transactions to be effected pursuant to my Option and this Notice. I understand that I will be responsible for paying any federal, state and local taxes that may become due upon the exercise of my Option and the sale (including a sale pursuant to a "cashless exercise") or other disposition of Shares issued pursuant to this Notice and that I must consult with my own tax advisor regarding how and when such income will be reportable.


Signature: ______________________________ Date:_________________

Address:________________________________________________________

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

Plan Administrator

Received [check one]:    _____  By Hand           _____  By Mail

By: _____________________________    Date of Receipt: __________
          Authorized Signature

                                                      Appendix B

         Haven Bancorp, Inc. 1996 Stock Incentive Plan
        Beneficiary Designation (Restricted Stock Award)

            IMPORTANT INFORMATION AND INSTRUCTIONS
                    PLEASE READ CAREFULLY

Use this form to designate the Beneficiary(ies) to receive your right to receive the shares of common stock ("Shares") of Haven Bancorp, Inc. ("Haven") granted to you under the Haven Bancorp, Inc. 1996 Stock Incentive Plan ("Plan") if you should die before receiving distribution of such Shares. You should give your Beneficiary(ies) a copy of this completed form. This Beneficiary Designation should be completed and personally delivered or mailed by registered or certified mail, return receipt requested, to Haven Bancorp, Inc., 93-22 Jamaica Avenue, Woodhaven, New York 11421,
Attention: Administrator of the 1996 Stock Incentive Plan. Except as specifically provided to the contrary herein, capitalized terms shall have the meanings assigned to them under the Plan. This Beneficiary Designation is subject to all of the terms and conditions of the Plan.

1. Designation. [Complete sections 1(a) and 1(b). Write in all of the information requested. If no percentage interests are specified, each Beneficiary in the same class of Beneficiaries (primary or contingent) will have an equal interest. If any designated Beneficiary predeceases you, the interests of each of the remaining Beneficiaries in the same class (primary or contin-gent) shall be increased proportionately.]

     (a) Primary Beneficiary(ies). I hereby name the following person or persons as my primary Beneficiary(ies) to receive the Shares granted to me on ______________ under the Plan, if I should die before exercising such Shares. I reserve the right to change or revoke this designation at any time prior to my death without the consent of any person.

                                                         Date of  Percentage
Name and Address   Social Security Number  Relationship   Birth    Interest

__________________    _____-____-_____     ____________  _______  __________
__________________

__________________    _____-____-_____     ____________  _______  __________
__________________







     (b) Contingent Beneficiary(ies). I hereby designate the following person or persons as my contingent Beneficiary(ies) to receive the Shares described above if all of my primary Beneficia-ry(ies) designated in Section 1(a) above should die before such amounts are distributed. I reserve the right to change or revoke this designation at any time prior to my death without the consent of any person:


                                                         Date of  Percentage
Name and Address   Social Security Number  Relationship   Birth    Interest

__________________    _____-____-_____     ____________  _______  __________
__________________

__________________    _____-____-_____     ____________  _______  __________
__________________


2. Effectiveness of Designation. I understand that the Beneficia-ry designations made on this form shall be effective only if this form is properly completed and received by the Administrator prior to my death. I also understand that an effective Beneficiary designation revokes all previous designations and that this designation is subject to all of the terms and conditions of the Plan.

Signature: ________________________________  Date: _____________

Address: _______________________________________________________
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

Plan Administrator

Received [check one]:  ____  By Hand     ____  By Mail

By _______________________________  Date of Receipt: ____________
           Authorized Signature














                                                               2

                                                      Appendix C
         Haven Bancorp, Inc. 1996 Stock Incentive Plan
               Beneficiary Designation (Option)

            IMPORTANT INFORMATION AND INSTRUCTIONS
                    PLEASE READ CAREFULLY

Use this form to designate the Beneficiary(ies) to receive your right to purchase shares of common stock ("Shares") of Haven
Bancorp, Inc. ("Haven") pursuant to a non-statutory stock option or incentive stock option ("Option") granted to you under the Haven
Bancorp, Inc. 1996 Stock Incentive Plan ("Plan") if you should die before exercising such Option. In the event of your death, your Option will generally remain exercisable, to the extent of your vested Shares, for one year following the date of your death. You should give your Beneficiary(ies) a copy of this completed form, which should be filed by such Beneficiary with a Notice of Exercise of Non-Statutory or Incentive Stock Option, in order to exercise your Option after your death. This Beneficiary Designation should be completed and personally delivered or mailed by registered or certified mail, return receipt requested, to Haven Bancorp, Inc., 93-22 Jamaica Avenue, Woodhaven, New York 11421, Attention:
Administrator of the 1996 Stock Incentive Plan. The effective date of the designations made herein will be the date this Beneficiary
Designation is received by the Administrator. Except as specifi-cally provided to the contrary herein, capitalized terms shall have the meanings assigned to them under the Plan. This Beneficiary
Designation is subject to all of the terms and conditions of the Plan.

1. Designation. [Complete sections 1(a) and 1(b). Write in all of the information requested. If no percentage interests are specified, each Beneficiary in the same class of Beneficiaries
(primary or contingent) will have an equal interest. If any designated Beneficiary predeceases you, the interests of each of the remaining Beneficiaries in the same class (primary or contin-gent) shall be increased proportionately.]

     (a) Primary Beneficiary(ies). I hereby name the following person or persons as my primary Beneficiary(ies) to receive the right to exercise the Option granted to me on ______________ under the Plan, if I should die before exercising such Option. I reserve the right to change or revoke this designation at any time prior to my death without the consent of any person.


                                                         Date of  Percentage
Name and Address   Social Security Number  Relationship   Birth    Interest

__________________    _____-____-_____     ____________  _______  __________
__________________

__________________    _____-____-_____     ____________  _______  __________
__________________

     (b) Contingent Beneficiary(ies). I hereby designate the following person or persons as my contingent Beneficiary(ies) to receive the right to exercise my Option if all of my primary
Beneficiary(ies) designated in Section 1(a) above should die before me or before exercising such Option and without having designated a Beneficiary(ies). I reserve the right to change or revoke this designation at any time prior to my death without the consent of any person:


                                                         Date of  Percentage
Name and Address   Social Security Number  Relationship   Birth    Interest

__________________    _____-____-_____     ____________  _______  __________
__________________

__________________    _____-____-_____     ____________  _______  __________
__________________


2. Effectiveness of Designation. I understand that the Beneficia-ry designations made on this form shall be effective only if this form is properly completed and received by the Administrator prior to my death. I also understand that an effective Beneficiary designation revokes all previous designations and that this designation is subject to all of the terms and conditions of the Plan.

Signature: ________________________________  Date: _____________

Address: _______________________________________________________
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

Plan Administrator

Received [check one]:  ____  By Hand     ____  By Mail

By _______________________________  Date of Receipt: ____________
           Authorized Signature













                                                               2
